Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 333-2787, 333-61771, 333-79531, 333-65948 and 333-65950 of North Valley Bancorp
on Form S-8 of our report, dated January 21, 2003, appearing in this Annual Report on Form 10-K of North Valley Bancorp for the year ended December 31, 2002.


                                                        /s/ Perry-Smith LLP

Sacramento, California
March 27, 2003

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